As filed with the Securities and Exchange Commission on December 19, 2014

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

The Prudential Investment Portfolios, Inc.

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs.

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered: Shares of common stock, par value $0.001 per share of Prudential Jennison Growth Fund, a series of the Registrant.

It is proposed that this filing become effective on January 20, 2015, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

TARGET LARGE CAPITALIZATION GROWTH PORTFOLIO,
a series of The Target Portfolio Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

January 20, 2015

Dear Shareholder:

I am writing to ask you to vote on an important proposal (the “Proposal”) whereby all of the assets of the Target Large Capitalization Growth Portfolio (“Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), would be acquired by Prudential Jennison Growth Fund (the “Prudential Fund,” and together with the Target Portfolio, the “Funds”), a series of The Prudential Investment Portfolios, Inc. (“PIP”), and the Prudential Fund would assume all of the liabilities of the Target Portfolio (the “Reorganization”). The Trust is a Delaware statutory trust and PIP is a Maryland corporation.. The shareholders’ meeting (the “Meeting”) is scheduled for Wednesday, April 8, 2015 at 3:00 p.m. Eastern time.

The Board of Trustees of the Trust has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of the Target Portfolio for their consideration. Although the Trustees have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with substantially similar investment objectives and similar investment policies to those of the Target Portfolio, and will allow you to enjoy a substantially larger asset base over which expenses may be spread.

The accompanying combined proxy statement and prospectus includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•

By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•

By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•

By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Prudential Fund.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-800-431-9642 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker

President

TARGET LARGE CAPITALIZATION GROWTH PORTFOLIO,
a series of The Target Portfolio Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Target Large Capitalization Growth Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), a Delaware statutory trust, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102, on Wednesday, April 8, 17, 2015 at [3:00 p.m.], Eastern time, for the following purposes:

1. For shareholders of the Target Portfolio to approve or disapprove a Plan of Reorganization under which the Target Portfolio will transfer all of its assets to, and all of its liabilities will be assumed by, the Prudential Jennison Growth Fund (“Prudential Fund,” and together with the Target Portfolio, the “Funds”), a series of The Prudential Investment Portfolios, Inc. (“PIP”), a Maryland corporation, and the Target Portfolio will be dissolved (the “Proposal”). In connection with this proposed transfer and dissolution, each whole and fractional share of Class T shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of the Prudential Fund, each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of the Prudential Fund, and outstanding shares of the Target Portfolio will be cancelled.

2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Trustees of the Trust has fixed the close of business on January 8, 2015 as the record date for the determination of the shareholders of the Target Portfolio entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

Deborah A. Docs

Secretary

Dated: January 20, 2015

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at the Trust’s website at www.prudentialfunds.com/fundchanges.

The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Your vote is important.

Please return your proxy card promptly

or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation	John Smith, President
		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee	Sarah Clark, Trustee
		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian
		f/b/o Jessica Wilson UTMA New Jersey

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS AND PROXY STATEMENT

for

TARGET LARGE CAPITALIZATION GROWTH PORTFOLIO,
A SERIES OF
THE TARGET PORTFOLIO TRUST

and

PROSPECTUS

for

PRUDENTIAL JENNISON GROWTH FUND, A SERIES OF

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

Dated January 20, 2015

Acquisition of the Assets and Assumption of the Liabilities of

Target Large Capitalization Growth Portfolio

By and in Exchange for Shares of Prudential Jennison Growth Fund

This combined Proxy Statement and Prospectus (“Prospectus/Proxy Statement”) is being furnished to the shareholders of the Target Large Capitalization Growth Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), a Delaware statutory trust, in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a special meeting of shareholders of the Target Portfolio and at any adjournments or postponements thereof (the “Meeting”).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102 on Wednesday, April 8, 2015 at [3:00 p.m.] Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about February 4, 2015.

The purpose of the Meeting is for shareholders of the Target Portfolio to vote on a Plan of Reorganization (the “Plan”) under which the Target Portfolio will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, the Prudential Jennison Growth Fund (the “Prudential Fund,” and together with the Target Portfolio, the “Funds”), a series of The Prudential Investment Portfolios, Inc. (“PIP”), a Maryland corporation, in exchange for shares of the Prudential Fund, which will be distributed to shareholders of the Target Portfolio, and the subsequent cancellation of shares of Target Portfolio and its liquidation and dissolution (the “Reorganization”).  In connection with this proposed transfer and dissolution, each whole and fractional share of Class T shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of the Prudential Fund and each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of the Prudential Fund.

If the shareholders of the Target Portfolio approve the Plan, they will become shareholders of the Prudential Fund.

The investment objectives of the Funds are similar. The investment objective of the Target Portfolio is to seek long-term capital appreciation, while the investment objective of Prudential Fund is to seek long-term growth of capital. The investment policies of the Funds are also similar. The Target Portfolio seeks to achieve its objective by investing at least 80% of investable assets in common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. The Prudential Fund invests under normal circumstances at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization and that the investment subadviser believes have above-average growth prospects.  These companies are generally considered medium- to large-capitalization companies. Certain important differences in the Funds’ policies are explained in more detail below.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of Prudential Fund that you should know about before voting. You should retain it for future reference. Additional information about Prudential Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

• The Prospectus for Prudential Fund, dated November 25, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

• The Statement of Additional Information (“SAI”) for Prudential Fund, dated November 25, 2014, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement;

• An SAI, dated January 20, 2015, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement; and

• An Annual Report to Shareholders for the Prudential Fund for the fiscal year ended September 30, 2014, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Prudential Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for the Reorganization (attached as Exhibit A), the Prospectus for the Prudential Fund (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), the Prudential Fund’s Annual Report to shareholders for its fiscal year ended September 30, 2014 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Target Portfolio and the Prudential Fund into a single mutual fund. The Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the Code). It is expected that the shareholders of the Target Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Target Portfolio solely for shares of the Prudential Fund, as described in this Prospectus/Proxy Statement and the Plan. The Target Portfolio does not currently expect to sell or otherwise dispose of any investments in a significant amount prior to the implementation of the Reorganization, except pursuant to transactions made in the ordinary course of business or with respect to investments that are not freely transferable or are otherwise restricted. If the Target Portfolio were to sell its investments in a significant amount in anticipation of the Reorganization, the Target Portfolio could generate capital gains for shareholders if such gains exceeded the Target Portfolio’s available capital loss carryforwards.

The Target Portfolio is a series of the Trust, an open-end investment company that is organized as a Delaware statutory trust. The Prudential Fund is a series of PIP, an open-end investment company that is organized as a Maryland corporation.

If the shareholders of the Target Portfolio vote to approve the Plan, the assets of the Target Portfolio will be transferred to, and all of the liabilities of the Target Portfolio will be assumed by, the Prudential Fund in exchange for an equal dollar value of shares of the Prudential Fund. Shareholders of the Target Portfolio will have their Class T and Class R shares exchanged for Class Z and Class R shares, respectively, of the Prudential Fund of equal dollar value based upon the value of the shares at the time the Target Portfolio’s assets are transferred to the Prudential Fund. After the transfer of assets and exchange of shares has been completed, the Target Portfolio will be liquidated and dissolved. If shareholders approve the Plan, you will cease to be a shareholder of the Target Portfolio and will become a shareholder of the Prudential Fund.

For the reasons set forth in the “Reasons for the Reorganization” section, the Board of Trustees of the Trust and the Board of Directors of PIP have determined that the proposed Reorganization of the Target Portfolio is in the best interests of the Target Portfolio and the Prudential Fund, and have also concluded that the existing shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Reorganization.

The Board of Trustees of the Trust, on behalf of Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Target Portfolio at the close of business on January 8, 2015 (the “Record Date”) will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Target Portfolio. The approval of the Plan requires the affirmative vote of a 1940 Act Majority (as defined below).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Target Portfolio represented at a meeting at which more than 50% of the outstanding voting shares of the Target Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Target Portfolio (1940 Act Majority).

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Policies and Principal Risks of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Prudential Fund, you should read the Prospectus (enclosed as Exhibit B) for the Prudential Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the Prudential Fund’s SAI.

The investment objectives of the Funds are similar. The investment objective of the Target Portfolio is to seek long-term capital appreciation, while the investment objective of Prudential Fund is long-term growth of capital. The investment policies of the Funds are also similar. The Target Portfolio seeks investments that will increase in value. To achieve its investment objective, the Target Portfolio purchases stock of large companies that the Target Portfolio believes will experience earnings growth at a rate faster than that of the Standard & Poor’s 500® Composite Stock Price Index (S&P 500). The Target Portfolio normally invests at least 80% of investable assets in common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index (as of July 31, 2014 the median market capitalization of the index was approximately $7.41 billion). The Prudential Fund seeks investments whose price will increase over the long term. The Prudential Fund invests at least 65% of total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison (as defined below) believes has above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. Certain important differences in the Funds’ policies, such as the ability to invest in foreign securities and fixed income securities are explained in more detail below.

The subadvisers to the Target Portfolio are Massachusetts Financial Services Company (“MFS”) and Brown Advisory, LLC (“Brown Advisory”).  The subadviser to the Prudential Fund is Jennison Associates LLC (“Jennison”), an affiliate of the investment manager, Prudential Investments LLC (the “Manager” or “PI”).

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund’s subadviser(s). The investment policies and strategies of each Fund are similar, and are reflected in detail in the table below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.

As shown in the table below, the Prudential Fund may invest in companies with lower market capitalizations in its definition of large capitalization companies, however, the Target Portfolio may invest to a greater degree in small capitalization companies. Derivative strategies, engaging in short sales, and investing in preferred stock and convertible securities are principal strategies of the Target Portfolio but not the Prudential Fund. Although the Funds use different strategies to obtain exposure to investments, the Funds have substantially similar risk profiles and substantially similar investment objectives.

	Target Portfolio	Prudential Fund
Investment Objective	Long-term capital appreciation.	Long-term growth of capital.

Investment Policies and Strategies

The Target Portfolio seeks investments that will increase in value. To achieve the investment objective, the Target Portfolio purchases stocks of large companies that the subadvisers believe will experience earnings growth at a rate faster than that of the Standard & Poor’s 500® Composite Stock Price Index (S&P 500).

When considering investing in a company’s stock, the Target Portfolio’s subadvisers look at several factors to evaluate the stock’s growth potential, which may include the company’s historical profitability, the economic outlook for the company’s industry, the company’s position in that industry, and the qualifications of company management. For example, the subadvisers may select a company’s stock based on new products or services the company is introducing. Dividend

The Prudential Fund seeks investments whose price will increase over the long term.

Jennison considers selling or reducing a stock position when, in the opinion of the portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

In deciding which stocks to buy, we use what is known as a growth investment style. This means we invest in stocks we believe could experience superior sales or earnings growth, or high returns on equity and assets.

	Target Portfolio	Prudential Growth Fund

income is only an incidental consideration. Generally, the subadvisers will consider selling a security when they think it has achieved its growth potential, or when they think they can find better growth opportunities.

The Target Portfolio normally invests at least 80% of its investable assets in common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. As of July 31, 2014, the Russell 1000 Index’s median market capitalization was approximately $7.41 billion, and the largest company by market capitalization was $576.26 billion. Market capitalization is measured at the time of purchase.

The Prudential Fund normally invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies.

	May invest up to 20% in small capitalization stocks.	The Prudential Fund does not have a similar principal policy.

	Up to 20% of investable assets normally in money market instruments; up to 100% on temporary basis	Invests up to 100% in money market instruments on temporary basis.

	The Target Portfolio does not have a similar policy.	Up to 35% of total assets in US Government and agency securities.

	May invest up to 30% of investable assets in foreign securities.	May invest up to 35% of its total assets in foreign securities.

	The Target Growth Portfolio does not have a similar policy.	May invest up to 35% of total assets in fixed-income obligations.

	The Target Growth Portfolio does not have a similar policy.	Up to 35% of total assets in mortgage-related securities.

	May invest in derivatives.	Invest up to 25% of net assets in derivatives.

	May invest in short sales.	Short sales (excluding short sales against-the-box): Up to 25% of net assets

	May borrow up to 20% of total assets.	May borrow up to 33 1/3% of total assets.

	Up to 15% in illiquid securities.	Up to 15% in illiquid securities.

Performance Benchmark	Russell 1000 Growth index	Russell 1000 Growth Index S&P 500 Index

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.  The table below compares the principal risks of the Funds.

Principal Risks	Target Portfolio	Prudential Fund

Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the US government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

	Yes	Yes

Risk of Increase in Expenses. Your actual cost of investing in a Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

	Yes	Yes

Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which a Fund invests could go down. A Fund’s holdings can vary significantly from broad market indexes and the performance of a Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

A Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. To the extent the Fund does invest in such companies, the Fund is not likely to receive significant dividend income on its portfolio securities.

	Yes	Yes

Foreign Securities Risk. Investing in securities of non-US issuers generally involves more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies could also affect the value of the assets a Fund holds and a the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, a Fund’s investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-US securities may be subject to

	Yes	No. Although the Prudential Fund may engage in foreign equity securities, such transactions are not a principal risk of the Fund.

non-US withholding taxes, and special US tax considerations may apply.

Market Risk. The securities markets are volatile and the market prices of a Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by a Fund fall, the value of your investment in a Fund will decline.

	Yes	Yes

Growth Style Risk. Each Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since each Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

	Yes	Yes

Market Capitalization Risk. Each Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. In exchange for the potentially lower risks of investing in large capitalization companies, a Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Large capitalization companies as a group could fall out of favor with the market, causing a Fund to underperform investments that focus on smaller capitalized companies.

	Yes	Yes

Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

	Yes	Yes

Comparison of Other Policies

Temporary Defensive Investments.  In response to adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits each Fund’s ability to achieve its investment objectives, but may help to preserve each Fund’s assets.

Investments in Affiliated Funds.  Each Fund may also invest its assets in affiliated money market funds or open-end short-term bond funds. The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the 1940 Act). Each Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Funds to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in those asset classes, and will subject the Funds to the risks associated with the particular asset class. As a shareholder in the affiliated funds, each Fund will pay its proportional share of the expenses of the affiliated funds. The affiliated funds, however, do not pay a management fee to the Manager. Thus, shareholders of each Fund are not paying management fees for the Fund as well as the affiliated funds. The investment results of the portions of each Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.

US Government Securities. Each Fund may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government. Some US Government securities are backed by the full faith and credit of the United States, which means that payments of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency or instrumentality and depend entirely on the agency or instrumentality’s own resources to repay their debt and are subject to the risk of default like private issuers.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs). The Target Portfolio may invest in securities of ETFs, subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either a mutual fund or unit investment trust that generally holds a portfolio of securities that my include bonds, common stocks, other instruments or a combination of all three and which is designed to provide exposure to the market represented by the portfolio of those securities. Such holdings are subject to any management fees of the mutual fund or unit investment trust. In addition, the Target Portfolio may invest in ETNs. ETNs, like ETFs, are traded on major exchanges. ETN returns are based on the performance of a market index, although the credit rating of the issuer may affect the value of the ETN.

Foreign Equity Securities. The Prudential Fund may invest in foreign equity securities including stocks and other equity-related securities. The Prudential Fund does not consider American Depository Receipts (ADRs), American Depository Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities. The Prudential Fund may invest up to 35% of its total assets in foreign securities, although the Fund currently does not significantly invest in foreign securities. Investing in foreign securities is a principal strategy of the Target Portfolio.

Other Fixed-Income Securities. The Prudential Fund may invest for capital appreciation purposes in fixed-income securities rated investment-grade (Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s Ratings Services, or the equivalent rating by another nationally recognized statistcal rating organization). These include corporate debt and other debt obligations of U.S. and foreign issuers. The Prudential Fund also may invest in obligations that are not rated, but that the subadviesr believes are of comparable quality to the obligations described above. The Target Portfolio currently does not intend to invest in any significant degree in fixed-income securities.

Mortgage-Related Securities. The Prudential Fund may invest in mortgage-related securities issued or guaranteed by US governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by US governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assts. Payments of principal and interest on the mortgage assets and any reinvestment income therefrom provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Prudential Fund also may invest in stripped mortgage-backed securities (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. The Target Portfolio does not have a comparable investment strategy.

Money Market Instruments.  Each Fund may invest in money market instruments, including commercial paper of a US or foreign company, foreign government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the US Government or its agencies. These obligations may be US dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Short Sales.  The Prudential Fund may make short sales of a security. This means that the Prudential Fund may sell a security that it does not own, which it may do, for example, when the investment subadviser thinks the value of the security will decline. The Prudential Fund generally borrows the security to deliver to the buyer in a short sale. The Prudential Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risks, including potentially unlimited losses. The Prudential Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Prudential Fund will lose money if the price of the security increases between the time of the short sale and the date when the Prudential Fund replaces the borrowed security. The Prudential Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Prudential Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Prudential Fund gives up the opportunity for capital appreciation in the security. The Target Portfolio currently does not intend to invest in any significant degree in short sales.

Repurchase Agreements.  The Target Portfolio may use repurchase agreements, where a party agrees to sell a security to the Target Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Target Portfolio, and is, in effect, a loan by the Target Portfolio. Repurchase agreements are used for cash management purposes only. The Prudential Fund currently does not intend to invest in any significant degree in repurchase agreements.

Reverse Repurchase Agreements and Dollar Rolls. The Target Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Target Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements are considered a borrowing by a fund. Borrowing, including reverse repurchase agreements, shall not exceed 33 1/3% of the Target Portfolio’stotal assets. The Prudential Fund currently does not intend to invest in any significant degree in reverse repurchase agreements.

The Target Portfolio also may enter into dollar rolls. In a dollar roll, the Target Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Target Portfolio forgoes principal and interest paid on the securities. The Target Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Target Portfolio will establish a segregated account in which the Target Portfolio will maintain cash or other liquid assets, marked-to-market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Target Portfolio may decline below the price of the securities the Target Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets. The Prudential Fund currently does not intend to invest in any significant degree in dollar rolls.

Derivative Strategies.  The Target Portfolio may use various derivative strategies to try to improve its returns. The Target Portfolio may also use hedging techniques to try to protect the Target Portfolio’s assets. The Target Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that a Portfolio will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, the Target Portfolio try to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. The Target Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Target Portfolio’s overall investment objectives. The Target Portfolio will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Target Portfolio’s underlying positions and this could result in losses to the Target Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Target Portfolio uses derivative strategies, the Target Portfolio designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission. The Prudential Fund currently does not intend to invest in any significant degree in derivatives.

Futures Contracts and Related Options. The Target Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Target Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium. The Prudential Fund currently does not intend to invest in any significant degree in futures contracts and related options.

Options on Securities and Financial Indexes. The Target Portfolio may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Target Portfolio will sell only covered options. The Prudential Fund currently does not intend to invest in any significant degree in options on securities and financial indexes.

Investment Restrictions

Neither Fund may change a fundamental investment restriction without the prior approval of its shareholders. Except as noted, each Fund has adopted fundamental investment restrictions, whereby it shall not:

1.                                      Purchase the securities of any issuer (other than obligations of the US Government, its agencies and instrumentalities) if, as a result, (i) the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions); and (ii) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer and the Fund would own more than 10% of the outstanding voting securities of any one issuer.

2.                                      Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3.                                      Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4.                                      Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Prudential Fund has not adopted a fundamental investment policy with respect to investments in restricted securities, while the Target Portfolio may purchase restricted securities without limit.

5.                                      Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6.                                      The Target Portfolio may not make loans, except through repurchase agreements and loans of portfolio securities limited to 33 1/3% of the value of the Target Portfolio’s total assets. The Prudential Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

Each Fund may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3 % of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings. Each Fund may pledge up to 33 1/3 % of its total assets to secure these borrowings. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce borrowings to satisfy the 300% requirement.

For purposes of Investment Restriction 5, the Target Portfolio relies on The North American Industry Classification System. The Portfolio’s reliance on this classification system is not a fundamental policy of the Portfolio and, therefore, can be changed without shareholder approval.

The Target Portfolio has adopted the following fundamental investment restrictions that the Prudential Fund does not have. The Target Portfolio may not:

1.              Make investments for the purpose of exercising control or management.

2.              Purchase securities on margin (but the Target Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Target Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin. The Prudential Fund has adopted this particular investment restriction as non-fundamental.

3.              Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio’s net assets would be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation. The Prudential Fund has adopted this particular investment restriction as non-fundamental.

The Prudential Fund has adopted following fundamental investment restrictions that the Target Portfolio does not have. The Prudential Fund may not:

1.              Buy or sell physical commodities or contracts involving physical commodities. The Prudential Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Prudential Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

Although not fundamental, the Target Portfolio has the following investment restriction:

1.              The Target Portfolio may not invest in the securities of other investment companies, except that subject to certain restrictions, the Target Portfolio may purchase securities of other investment companies in the open market involving customary brokerage commissions as described in the Target Portfolio’s SAI.

From time to time, the Target Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if the Target Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Target Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Target Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Although not fundamental, Prudential Fund has the following investment restrictions. The Prudential Fund may not:

1.              Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Prudential Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

2.              Invest in interests in oil, gas or other mineral exploration or development programs, except that the Prudential Fund may invest in the securities of companies which invest in or sponsor such programs.

3.              Invest more than 25% of its net assets in derivatives. Notwithstanding Investment Restriction 4 above, so long as the Prudential Fund is also an Underlying Fund for a Prudential Asset Allocation Fund, acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency or net income derived from “qualified publicly traded partnerships” (see below); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, US Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies) or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” and commonly referred to as “master limited partnerships.” As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Certain Federal Tax Consequences of the Reorganization.”

Comparison of Organizational Structures

Description of Shares and Organizational Structure

The Target Portfolio operates pursuant to an amended Agreement and Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws. The Prudential Fund operates pursuant to a charter (the “Charter”) which includes its Articles of Incorporation and supplements, corrections and amendments thereto and restatements thereof, and By-Laws. The Target Portfolio is governed by a Board of Trustees and the Prudential Fund is governed by a Board of Directors. We refer to these each as a “Board” and sometimes refer separately to “Trustees” or “Directors.” We have summarized below certain rights of shareholders of each of Target Portfolio and Prudential Fund to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the Declaration of Trust and By-Laws of the Trust, and the Charter and By-Laws of PIP, for more complete information.

Target Portfolio

Target Portfolio is a series of the Trust, an open-end, diversified, management investment company organized as a Delaware statutory trust.

The shareholders of the Target Portfolio are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of the Target Portfolio are entitled to vote as a series or class only to the extent required by the provisions of the 1940 Act when the matter involves any action that the Trustees have determined will affect only the interests of one or more series or only the interests of one or more classes. Pursuant to the 1940 Act, shareholders of the Target Portfolio must approve changes in certain investment policies of the Portfolio. In accordance with the Trust’s Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Target Portfolio is entitled to its portion of all of its assets after all debts and expenses have been paid.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust’s outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

Prudential Fund

The Prudential Fund is a series of PIP, an open-end, diversified, management investment company organized as a Maryland corporation. PIP  presently consists of six series: the Prudential Fund, Prudential Asset Allocation Fund, Prudential Jennison Equity Opportunity Fund, Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Growth Allocation Fund.

PIP’s authorized common stock is 6.25 billion shares, with a par value of $.001 per share. Of PIP’s authorized common stock, 1.25 billion authorized shares have been allocated to the Prudential Fund and divided into six classes, designated Class A, Class B, Class C, Class I, Class R and Class Z capital stock, each of which consists of 208,333,333 authorized shares, except that Classes A and B consist of 208,333,334 authorized shares.

Each class of common stock of the Prudential Fund represents an interest in the same assets of the Prudential Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect its economic performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z and Class R shares are offered exclusively for sale to a limited group of investors.

In accordance with PIP’s Charter, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class. Shares of the Prudential Fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares.

Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Prudential Fund is entitled to its portion of all of the Prudential Fund’s assets after all debt and expenses of the Prudential Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

PIP does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of a majority of PIP’s outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. PIP shall indemnify present and former Directors and officers and, to the extent authorized by PIP’s Board, employees and agents, against judgments, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted by applicable federal and state law.

Under the Charter, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. All consideration received by PIP for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Board has the power to alter the number and the terms of office of the Directors, provided that always at least a majority of the Directors have been elected by the shareholders of PIP. The voting rights of shareholders are not cumulative so that holders of a plurality of the shares voting can, assuming a quorum, elect all Directors, being elected, while the holders of the remaining shares would be unable to elect any Directors.

Shareholder Meetings

Place of Meeting. The Trust and PIP may hold shareholder meetings at any place in the United States set by the respective Board.

Record Date. Each Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 days prior to the applicable meeting of shareholders.

Annual Meetings. The Trust and PIP are not required to hold annual meetings of their shareholders in any year in which the election of directors or trustees is not required to be acted upon under the 1940 Act.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority all the votes entitled to be cast at the meeting, as required by federal law, including the 1940 Act, shall constitute a quorum for the Funds.

Adjournments. The Trust can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. For the Prudential Fund, whether or not a quorum is present, the chairman of the meeting may, without further notice, adjourn a meeting from time to time to a date not more than 120 days after the original record date for the meeting.

The Trust’s Board is entitled to amend the Declaration without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendments to PIP’s Charter generally require the approval of PIP’s Board and at least a majority of the votes entitled to be cast. However, the Board may amend the Charter to change the designation or par value of shares without shareholder approval. Under Maryland law, PIP’s Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares, without shareholder approval.

Amendment of By-Laws

The Trust’s By-Laws can be amended by majority vote of the shareholders or by the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

PIP’s By-Laws can be amended by the affirmative vote of a majority of all votes entitled to be cast by the shareholders or by affirmative vote of not less than two-thirds of the Directors.

Board of Directors/Trustees

Number of Members. As for the Trust, the number of trustees shall be at least one and as shall be determined from time to time under the Declaration of Trust. PIP’s Board may change the number of directors to any number from three to twenty, inclusive.

Removal of Board Members. As for the Trust, the trustees may remove any trustee with or without cause at any time by an instrument signed by at least two-thirds of the number of trustees prior to such removal, and any trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares. PIP’s shareholders may remove a Director, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Directors.

Board Vacancies. A vacancy on the Board of the Trust may be filled by a majority of the Board; provided that in the event that less than the majority of the trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the trustees then in office shall call a shareholders’ meeting for the election of trustees. A vacancy on PIP’s Board may be filled only by a majority of the remaining members of the Board even if the remaining Directors do not constitute a quorum.

Limitation on Liability of Directors/Trustees and Officers. The Declaration of Trust of the Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee, and shall be liable to the Trust and its shareholders solely for such Trustee’s own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, subadviser or principal underwriter of the Trust.

Maryland law and PIP’s Charter provide that, to the extent allowed by law, directors and officers will not be liable to PIP or its shareholders for monetary damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action; provided that no director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification of Directors/Trustees, Officers, Employees and Agents. The Trust’s By-Laws provide that the Trust shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties (“disabling conduct”), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one’s office.

PIP’s Charter provides for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

Liability of Shareholders

The Trust’s Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of the Trust of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Under Maryland law, PIP shareholders generally have no personal liability for the debts or obligations of PIP as a result of their status as shareholders.

Termination and Dissolution

The Trust may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Dissolution of PIP requires the approval of the holders of a majority of the outstanding shares of all classes. However, under Maryland law, PIP may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

Under investment management agreements with each of the Trust on behalf of the Target Portfolio (the “Target Portfolio Management Agreement”) and PIP on behalf of the Prudential Fund (the “Prudential Fund Management Agreement”), Prudential Investments LLC (“PI”), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, manages the Fund’s investment operations and administers their business affairs and is responsible for supervising Brown Advisory, LLC and MFS Investment Management as the subadvisers for the Target Portfolio and Jennison Associates LLC (“Jennison”) as the subadviser for the Prudential Fund. Pursuant to the Target Portfolio Management Agreement and the Prudential Fund Management Agreement, PI, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Funds’ corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ custodian (the Custodian) and transfer agent. The management services of PI to the Funds are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI and its predecessors have served as manager or administrator to investment companies since 1987. PI is a wholly owned subsidiary of Prudential Financial, Inc. (Prudential). Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

Subadvisers and Portfolio Managers.

Target Portfolio

Massachusetts Financial Services Company (MFS) and Brown Advisory, LLC (Brown Advisory) are the subadvisers for the Target Portfolio.

MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of July 31, 2014, the MFS organization had approximately $429 billion in assets under management. MFS has served as a subadviser to the Portfolio since December 2008.

Eric B. Fischman and Matthew D. Sabel are the portfolio managers responsible for the MFS segment of the Portfolio.

Eric B. Fischman is an Investment Officer of MFS, and has been employed in the investment area of MFS since 2000.

Matthew D. Sabel is an Investment Officer of MFS, and has been employed in the investment area of MFS since 2009.

Brown Advisory is an independent investment firm headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 as an affiliate of Alex. Brown & Sons, a leading investment bank focused on growth companies, and underwent a management-led buyout in 1998. As of July 31, 2014, Brown Advisory had approximately $44.7 billion in assets under management. Brown Advisory has served as a subadviser to the Portfolio since November 2012.

Kenneth M. Stuzin, CFA, is a Partner at Brown Advisory and is responsible for managing Brown Advisory’s large-cap growth portfolios. Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative portfolio strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his BA and MBA from Columbia University in 1986 and 1993, respectively.

Prudential Fund

Jennison Associates LLC (Jennison) is the Fund’s investment subadviser. Its address is 466 Lexington Avenue, New York, New York 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of October 31, 2014, Jennison managed in excess of $185 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.

PORTFOLIO MANAGERS

Michael A. Del Balso, Kathleen A. McCarragher and Spiros “Sig” Segalas are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Michael A. Del Balso is a Managing Director of Jennison. Mr. Del Balso joined Jennison in 1972 as a research analyst. He has been Director of Research for Growth Equity since 1994 and became a portfolio manager in 1999. Mr. Del Balso came to Jennison after four years with White, Weld & Company, where he was a vice president, stockholder and followed growth companies with emphasis on the consumer area. He graduated from Yale University and received his MBA from Columbia University.

Kathleen A. McCarragher is a Managing Director & Head of Growth Equity of Jennison. Ms. McCarragher joined Jennison Associates as an Executive Vice President and portfolio manager in May 1998. She was appointed Head of Growth Equity in January 2003. Prior to Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer, where she was a managing director and the director of large cap growth equities. In addition, Ms. McCarragher spent 10 years with State Street Research and Management, initially as a research analyst responsible for health care, transports and financials, and then as a portfolio manager and member of the investment committee. Ms. McCarragher graduated summa cum laude from the University of Wisconsin-Eau Claire with a BBA and received her MBA from Harvard Business School.

Spiros “Sig” Segalas is a founding member of Jennison and is currently President and Chief Investment Officer of Jennison. He is also co-manager of the Prudential Jennison Blend Fund, Prudential Jennison Growth Fund, Prudential Jennison 20/20 Focus Fund, and the Prudential Jennison Select Growth Fund. Sig was recognized as a “Manager of the Decade” in 2000 by Mutual Fund magazine.

Sig began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund, The Supplemental Equity Fund, for the bank’s institutional clients. He was also appointed to the bank’s investment policy group. Sig received a BA from Princeton University, after which he served as an officer in the US Navy. He also spent some time in the shipping and construction industries before joining Bankers Trust.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Investment Management Fees

The Target Portfolio Management Agreement and the Prudential Fund Management Agreement each provide that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days nor less than 30 days written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PI for each Fund, as well as the investment management fees paid by each Fund to PI for the past fiscal periods, are set forth below.

Target Portfolio

Management Fee Rate: 0.60% of average daily net assets.  During 2014, the Target Portfolio changed its fiscal year-end from October 31st to July 31st. The figures shown below are for the fiscal period from November 1, 2013 through July 31, 2014, and the fiscal years ended October 31, 2013, 2012 and 2011.

Fees Paid to PI:

Fiscal year ended July 31, 2014	$1,256,763
Fiscal year ended October 31, 2013	$1,427,902
Fiscal year ended October 31, 2012	$1,256,593
Fiscal year ended October 31, 2011	$1,272,088

Prudential Fund

Management Fee Rate: 0.60% of average daily net assets up to and including $300 million; 0.575% on next $2.7 billion of average daily net assets; 0.55% on average daily net assets over $3 billion.

Fees Paid to PI:
Fiscal year ended September 30, 2014	$15,155,667
Fiscal year ended September 30, 2013	$12,362,173
Fiscal year ended September 30, 2012	$12,354,584

If the Reorganization is approved, based on the current assets under management of the Prudential Fund, shareholders of Target Portfolio will be subject to a lower management fee rate subsequent to the closing of the Reorganization.

Distribution Plan

PIMS serves as the principal underwriter and distributor for both Funds. The Trust and PIP each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class T and Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Prudential Fund’s average daily net assets attributable to Class A shares

Class B	1.00% of the Prudential Fund’s average daily net assets attributable to Class B shares

Class C	1.00% of the Prudential Fund’s average daily net assets attributable to Class C shares

Class R	0.75% of each Fund’s average daily net assets attributable to Class R shares

Class T/Class Z	None

• PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of average daily net assets of the Prudential Fund through January 31, 2016 and for the Target Portfolio through November 30, 2015.

• Class Z and Class T shares are not subject to any distribution or service fees.

• The Target Portfolio only offers Class T shares and Class R shares; the Prudential Fund does not offer Class T shares. Class T shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, (i) each whole and fractional share of Class T of Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class Z shares of the Prudential Fund; and (ii) each whole and fractional share of Class R of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class R shares of the Prudential Fund. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

 NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund’s NAV, the Fund will value the Fund’s futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund’s portfolio securities do not materially affect its NAV. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter (“OTC”) market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by PI in consultation with the subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or PI under procedures established by and under the general supervision of the Fund’s Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI or the subadviser (or the Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or the Board in consultation with the subadviser or PI, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by PI or the subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential Investments mutual funds; and such other factors as may be determined by the subadviser, PI, the Board or the Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or PI believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or PI believes with a reasonably high degree of certainty has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s NAV calculation. On a day that PI may determine that one or more of the Fund’s portfolio securities constitute Fair Value Securities, PI’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund’s NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one percent or more of the Fund’s daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.

A Fund’s use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.

Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the “Proxy”) of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

If a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, and Class R shares, as applicable, of each Fund’s shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C, and Class R shares, as applicable, are subject. It is expected, however, that the NAV of each Fund’s share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.

Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board of each Fund has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s transfer agent monitors trading activity on a daily basis. The Funds have implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, the policy does not apply to the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential Investments fund family.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. Each

Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in a Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing a Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Funds, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Each Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC). Class C shares of each Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class T, Class R shares and Class Z shares are sold at NAV without an initial sales charge. The Prudential Fund does not offer Class T shares and the Target Portfolio only offers Class T and Class R shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund’s Board from time to time. Refer to each Fund’s Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Target Funds and PIP, at NAV per share at the time of exchange without a sales charge. However, the Class T shares of the Target Portfolio may only be exchanged for other Class T shares of the other series of the Trust (since no other funds in the complex offer Class T shares).  If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the conversion of Class B shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Fund may change the terms of any exchange privilege after giving you 60 days’ notice. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market—also known as “market timing”—may make it very difficult to manage a Fund’s investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund’s procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Prudential Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in Prudential Fund after the Reorganization for purposes of determining any applicable CDSCs. The fees and expenses below of the pro forma Prudential Fund after the Reorganization are based on estimated expenses of the Fund during the twelve months ended September 30, 2014.

“Certain Expenses” are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses. Target Portfolio only offers Class T and Class R shares.

Shareholder Fees and Operating Expenses

Class R Shares (for the twelve months ended September 30, 2014)

Shareholder Fees (fees paid directly from your investment)

	Target Portfolio	Prudential Fund	Pro Forma Prudential Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Portfolio	Prudential Fund	Pro Forma Prudential Fund After Reorganization
Management Fees	0.60%	0.58%	0.58
+ Distribution (12b-1) Fees	0.75%	0.75%	0.75
+ Other Expenses	0.21%	0.17%	0.16

= Total annual fund operating expenses	1.56%	1.50%	1.49
– Fee waiver and/or expense reimbursement (1)(2)	(0.25)%	(0.25)%	(0.25)

= Net annual fund operating expenses	1.31%	1.25%	1.24%

Class T Shares (for the twelve months ended September 30, 2014)

Shareholder Fees (fees paid directly from your investment)

	Target Portfolio (Class T)*	Prudential Fund (Class Z)*	Pro Forma Prudential Fund After Reorganization (Class Z)*
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Portfolio (Class T)	Prudential Fund (Class Z)	Pro Forma Prudential Fund After Reorganization (Class Z)
Management Fees	0.60%	0.58%	0.58
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.21%	0.17	0.16

= Total annual fund operating expenses	0.81%	0.75%	0.74

* Prudential Fund does not offer Class T shares.  Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information below compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

(1)The distributor of the Prudential Fund has contractually agreed to limit its distribution and service (12b-1) fees through January 31, 2016 for Class R shares to .50% of the average daily net assets of the Class R shares. This agreement may not be terminated prior to January 31, 2016 without the approval of the Fund’s Board of Directors.

(2) The distributor of the Target Portfolio has contractually agreed through November 30, 2015 to reduce its distribution and service (12b-1) fees for the Portfolio’s Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to November 30, 2015 without the approval of the Portfolio’s Board of Trustees.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Prudential Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. The Target Portfolio only offers Class T and Class R shares.

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class R Shares
Target Portfolio	$133	$468	$826	$1,835
Prudential Fund	$127	$450	$795	$1,769
Pro Forma Prudential Fund After Reorganization	126	446	790	1,758

	One Year	Three Years	Five Years	Ten Years
Class Z Shares*
Target Portfolio (Class T)**	$83	$259	$450	$1,002
Prudential Fund (Class Z)**	$77	$240	$417	$930
Pro Forma Prudential Fund After Reorganization (Class Z)**	$76	$237	$411	$918

*	The Target Portfolio does not offer Class Z shares as of July 31, 2014.
**

The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information below compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class R Shares
Target Portfolio	$133	$468	$826	$1,835
Prudential Fund	$127	$450	$795	$1,769
Pro Forma Prudential Fund After Reorganization	$126	$446	$790	$1,758

	One Year	Three Years	Five Years	Ten Years
Class Z Shares*
Target Portfolio(Class T)**	$83	$259	$450	$1,002
Prudential Fund (Class Z)**	$77	$240	$417	$930
Pro Forma Prudential Fund After Reorganization (Class Z)**	$76	$237	$411	$918

*	The Target Portfolio does not offer Class Z shares as of July 31, 2014.
**

The Prudential Fund does not offer Class T shares. Since Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund pursuant to the terms of the Reorganization, the information below compares Class T shares of the Target Portfolio to Class Z shares of the Prudential Fund.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual fund operating expenses” remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds. The following bar chart shows each Fund’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Target Portfolio

Annual Total Returns % (Class T shares) (1)

BEST QUARTER: 15.66% (1st Quarter 2012) WORST QUARTER: -22.40% (4th Quarter 2008)

Average Annual Total Returns % (as of 12/31/2013)

	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	34.49	17.70	5.95	N/A
Return After Taxes on Distributions	32.89	17.34	5.38	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	20.75	14.39	4.84	N/A
Class R Shares
Return Before Taxes	33.83	17.11	N/A

Afer-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

(1) The return for Class T shares from January 1, 2014 to September 30, 2014 was 2.52%.

Prudential Fund

Annual Total Returns % (Class A shares) (1)

BEST QUARTER: 19.14% (1st Quarter 2012) WORST QUARTER: -21.21% (4th Quarter 2008)

Average Annual Total Returns % (as of December 31, 2013)

Average Annual Total Returns % (including sales charges) (as of 12-31-13)

Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	31.22	19.38	7.41	N/A
Class C shares	35.16	19.51	7.42	N/A
Class R shares	36.87	20.10	N/A	8.06 (12/17/04)
Class Z shares	37.49	20.67	8.48	N/A
Class A Shares % (including sales charges)
Return Before Taxes	29.52	18.95	7.56	N/A
Return After Taxes on Distributions	28.43	18.74	7.47	N/A
Return After Taxes on Distribution and Sale of Fund Shares	17.58	15.46	6.16	N/A

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

(1) These annual total returns do not include deductions for sales charges or account fees. If the sales charges and/or account fees were included, the annual total returns would be lower than those shown. The return for Class A shares from January 1, 2014 to September 30, 2014 was 6.16%.

REASONS FOR THE REORGANIZATION

The Trustees of the Trust and the Directors of PIP (collectively, the “Directors”), including all of the Directors who are not “interested persons” of the Trust on behalf of Target Portfolio and all of the Directors of PIP who are not “interested persons” of PIP on behalf of Prudential Fund (collectively, the “Independent Directors”), have unanimously determined that the Reorganization would be in the best interests of Target Portfolio and Prudential Fund. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on December 11, 2014, PI advised the Directors that, as of October 31, 2014, the Target Portfolio had net assets of approximately $296 million, while the Prudential Fund had assets of approximately $2,780 million at that date. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses may be spread.

PI advised the Directors that pro forma expenses for the Combined Fund based on average annual net assets for the period ended September 30, 2014 were lower than the Target Portfolio’s and the Prudential Fund’s expenses for the same period, and the pro forma expenses based on net assets as of October 31, 2014 were lower than both Funds’ expenses as of that date. In recommending approval of the Plan, PI advised the Directors that the Funds have similar investment objectives, restrictions and policies. As a result, it is anticipated that the securities held by the Target Portfolio will not be sold in significant amounts in order to facilitate the Reorganization efficiently. However, to the extent dispositions of Target Portfolio securities are made, such dispositions will result in taxable gains or losses and transaction costs to the Target Portfolio (if the dispositions are made prior to the Reorganization) or to the Prudential Fund (if the dispositions are made after the Reorganization). The Directors were also advised that Prudential Fund had better net investment performance as of the year to date, one-, three-, five- and ten-year periods ended September 30, 2014 than Target Portfolio for the same periods.

The Directors also considered that PI and/or its affiliates would pay the costs of the Reorganization, which are currently estimated to be $280,000.

The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that the interests of existing shareholders of each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the Target Portfolio:

• The Funds are large capitalization growth funds with similar investment objectives, investment restrictions and investment policies;

• The Prudential Fund had better net investment performance than the Target Portfolio for the year to date, one-, three-, five- and ten-year periods ended September 30, 2014; and

• Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Directors also considered that it is a condition to the closing of the Reorganization that the Target Portfolio and the Prudential Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for US federal income tax purposes for shareholders of Target Portfolio.

Consequently, the Trustees of the Target Portfolio approved the Plan and recommend that shareholders of the Target Portfolio vote to approve the Plan.

For the reasons discussed above, the Board of Trustees of the Target Funds on behalf of Target Portfolio unanimously recommend that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board of the Trust will consider other possible courses of action for the Target Portfolio including, among others, consolidation of the Target Portfolio with one or more affiliated funds other than the Prudential Fund, adding one or more new subadvisers, including one or more affiliated subadvisers, or replacing the current subadvisers with one or more subadvisers, including one or more affiliated subadvisers, or having the Manager manage the assets directly, including dual hatting one or more employees of an affiliated subadviser. In the event that the shareholders of the Target Portfolio do not approve the Plan, PI may consider recommending to the Board and shareholders the liquidation of the Target Portfolio in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. Unlike the proposed Reorganization, a liquidation of the Target Portfolio would result in taxable gains or losses for most shareholders of the Target Portfolio.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Target Portfolio, including the preparation of certain documents. The Target Portfolio will determine a specific date for the actual Reorganization to take place (which is expected to take place in the second quarter of 2015). The date on which the Reorganization will occur is called the “closing date.” If shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place and the Board of the Trust will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Trust will deliver to the Prudential Fund all of the Target Portfolio’s assets and the Prudential Fund will assume all of the liabilities of the Target Portfolio on the closing date. PIP will issue to the Target Portfolio shares of the Prudential Fund of a value equal to the dollar value of the net assets delivered to the Prudential Fund by the Target Portfolio. The Target Portfolio will then distribute to its shareholders of record as of the close of business on the closing date, the Prudential Fund shares in the equivalent value and of the equivalent class) as such shareholder holds in the Target Portfolio (except that Class T shareholders of the Target Portfolio will receive Class Z shares of the Prudential Fund). The Target Portfolio will subsequently terminate and dissolve and the Prudential Fund will be the surviving fund. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Target Portfolio may amend the Plan without shareholder approval. The Target Portfolio may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. PI and/or its affiliates will pay such expenses, which are estimated to be approximately $280,000.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Proxy Statements	$168,000
Solicitation Expenses	$30,000
Legal Expenses	$65,000
Audit Fees	$17,000
Total Estimated Reorganization Expenses	$280,000

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund’s obligation to complete the Reorganization that the Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

• The acquisition by the Prudential Fund of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio, followed by the distribution of the Prudential Fund shares received by the Target Portfolio pro rata to its shareholders, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Prudential Fund and the Target Portfolio each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

• The shareholders of the Target Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Target Portfolio solely for shares of the Prudential Fund, as described in this Prospectus/Proxy Statement and the Plan;

• No gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Prudential Fund in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Target Portfolio, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Portfolio due to the Reorganization. In addition, no gain or loss will be recognized by the Target Portfolio on the distribution of such shares to the shareholders of that Fund (in liquidation of the Target Portfolio);

• No gain or loss will be recognized by the Prudential Fund upon the acquisition of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption of the liabilities, if any, of the Target Portfolio;

• The Prudential Fund’s tax basis for the assets acquired from the Target Portfolio will be the same as the tax basis of the assets when held by Target Portfolio immediately before the transfer except for certain adjustments that may be required to be made solely as a result of the close of the Target Portfolio’s taxable year due to the Reorganization or as a result of gain or loss, if any, recognized by the Target Portfolio upon the transfer, and the holding period of such assets acquired by the Prudential Fund will include the holding period of such assets when held by the Target Portfolio (except to the extent that the investment activities of the Prudential Fund reduce or eliminate such holding period and except for any assets which may be marked to market as a result of the close of the Target Portfolio’s taxable year or on which gain was recognized on the transfer to the Prudential Fund);

• The Target Portfolio shareholders’ tax basis for the shares of the Prudential Fund received by them pursuant to the reorganization will be the same as their tax basis in the Target Portfolio shares exchanged therefor; and

• The holding period of the Prudential Fund shares received by the shareholders of the Target Portfolio will include the holding period of the Target Portfolio shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

• The Prudential Fund will succeed to and take into account certain tax attributes of the Target Portfolio, including earnings and profits and method of tax accounting.

An opinion of counsel is not binding on the Internal Revenue Service (the IRS) or the courts. If the Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Target Portfolio to the Prudential Fund followed by a taxable liquidation of the Target Portfolio, and the shareholders of the Target Portfolio would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Target Portfolio and the fair market value of the shares of Prudential Fund received in exchange therefor.

The Target Portfolio has approximate capital loss carryforwards as of October 31, 2013 of $20,877,000 and the Prudential Fund has no capital loss carryforwards as of September 30, 2014. Sales by the Target Portfolio of portfolio securities prior to the merger may result in realized gains or losses on such securities. Net realized gains in excess of prior year capital loss carryforwards (if any) would be distributed to shareholders of the Target Portfolio prior to the merger. In a tax-free reorganization, the Prudential Fund would generally succeed to capital loss carryforwards of the Target Portfolio on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the Prudential Fund to utilize either its own capital loss carryforwards or those of the Target Portfolio after the transfer date. Section 381 limits the amount of gain of the Prudential Fund that can be offset by the capital loss carryforwards of the Target Portfolio in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of post-reorganization capital gain of the Prudential Fund that can be offset annually by the Target Portfolio’s capital loss carryforwards, if any, in general, to the value of the equity of the Target Portfolio immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may further limit the utilization of the capital losses. As a result of these limitations, a portion of the capital loss carryforwards of the Prudential Fund and the Target Portfolio may expire before they can be utilized.

Shareholders of the Target Portfolio should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the US federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of PIP Shares

PIP is organized as a corporation under the laws of the State of Maryland. PIP presently consists of six series: The Prudential Fund, Prudential Asset Allocation Fund, Prudential Jennison Equity Opportunity Fund, Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Growth Allocation Fund. PIP is authorized to issue 6.25 billion shares of common stock, $.001 par value per share, 1.25 billion of which are designated as shares of the Prudential Fund. Details are set forth above under “Comparison of Organizational Structure — Description of Shares and Organizational Structure — Prudential Fund.”

Each class of common stock of the Prudential Fund represents an interest in the same assets of the Prudential Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z and Class R shares are offered exclusively for sale to a limited group of investors.

In accordance with PIP’s Articles of Incorporation, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Pursuant to the Articles of Incorporation, the Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Prudential Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Prudential Fund. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to Class B shares, there is no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Prudential Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of the Prudential Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and Class Z, whose shares are not subject to any distribution and/or service fees. Prudential Fund shares do not have cumulative voting rights for the election of Directors.

The Prudential Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. Prudential Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

The shares of the Prudential Fund that will be distributed to shareholders of the Target Portfolio will have the same legal characteristics as the shares of Target Portfolio with respect to such matters as accessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of December 9, 2014, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of Prudential Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Prudential Fund is likely to be different when the Plan is consummated.

					Pro Forma
					Prudential Fund
					After
				Pro Forma	Reorganization
	Target Portfolio		Prudential Fund	Adjustments	(Unaudited)
Class A
Net assets	$	N/A	$1,060,020,097	—	$1,060,020,097
Total shares outstanding	N/A		34,825,766	—	34,825,766
Net asset value per share	$	N/A	$30.44	—	$30.44

Class B
Net assets	$	N/A	$26,898,916	—	$26,898,916
Total shares outstanding	N/A		1,028,823	—	1,028,823
Net asset value per share	$	N/A	$26.15	—	$26.15

Class C
Net assets	$	N/A	$78,576,261	—	$78,576,261
Total shares outstanding	N/A		3,000,650	—	3,000,650
Net asset value per share	$	N/A	$26.19	—	$26.19

Class R
Net assets		$210,162,851	$50,219,796		$260,382,647
Total shares outstanding	10,238,576		1,817,342	(2,632,248)	9,423,670
Net asset value per share		$20.53	$27.63		$27.63

Class T/Z
Net assets		$91,416,001	$1,584,867,818		$1,676,283,819
Total shares outstanding	4,373,929		49,504,647	(1,518,071)	52,360,505
Net asset value per share		$20.90	$32.01		$32.01

(a)	The Target Portfolio only offers Class T and Class R shares.
(b)	The Prudential Fund does not offer Class T shares. Pursuant to the terms of the Reorganization, Class T shareholders of the Target Portfolio shall receive Class Z shares of the Prudential Fund.

VOTING INFORMATION

Required Vote

Only shareholders of record of Target Portfolio on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were           shares of Target Portfolio issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of Target Portfolio entitled to be voted at the Meeting is required to constitute a quorum of Target Portfolio at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of a 1940 Act Majority of Target Portfolio shares outstanding and entitled to vote thereon is necessary to approve the Plan. Each shareholder of Target Portfolio will be entitled to one vote for each full share and a fractional vote for each fractional share of Target Portfolio held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the Target Portfolio’s shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” The Target Portfolio will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a 1940 Act Majority, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the Target Portfolio, the Target Portfolio may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Target Portfolio would only take such actions if the Target Portfolio believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the Target Portfolio generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

• By mail, with the enclosed proxy card.

• In person at the Meeting.

• By phone.

• Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Target Portfolio at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Target Portfolio. In addition, the Target Portfolio has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Target Portfolio has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $30,000. PI and/or its affiliates will pay the costs of the Reorganization, which are approximately $280,000.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of each Fund’s most recent fiscal year end.

Target Portfolio Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Massachusetts Financial Services Company	Eric B. Fischman	8/$16,900,000	None	11/$1,500,000	None
	Matthew D. Sabel	10/$17,300,000	None	12/$1,500,000	None
Brown Advisory, LLC	Kenneth M. Stuzin, CFA	12/$8,141,198,898	7/$2,146,407,115	675/$7,110,348,575 8/$714,648,095	None

Brown Advisory, LLC.

COMPENSATION.  Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of Brown Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager’s performance, Brown Advisory compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1-, 3- and 5-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1-, 3- and 5-year periods.

CONFLICTS OF INTEREST. Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees.  Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities.  Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio; however, Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis.  Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration for every situation where a potential or actual conflict of interest may arise.

Massachusetts Financial Services Company (MFS)

COMPENSATION. Portfolio manager compensation is reviewed annually. As of December 31, 2013, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•         Base Salary—Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•          Performance Bonus—Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2013, the following benchmark was used to measure the following portfolio manager’s performance for the Large Capitalization Growth Portfolio:

Portfolio Manager	Benchmark

Eric B. Fischman	Russell 1000 Growth Index

Effective April 30, 2014, Mr. Sabel joined Mr. Fischman as a portfolio manager of the Large Capitalization Growth Portfolio. It is expected that the Russell 1000 Growth Index will be used to measure Mr. Sabel’s performance for the Portfolio.

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Prudential Fund Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Prudential Fund beneficially owned by the portfolio manager.

Subadviser	Portfolio Managers	Registered Investment Companies ($in ‘000s)	Other Pooled Investment Vehicles ($in ‘000s)	Other Accounts* ($in ‘000s)	Ownership of Fund Securities
Jennison Associates LLC (Jennison)	Michael A. Del Balso	10/$13,542,226	5/$1,645,972	6/$645,187	None
	Kathleen A. McCarragher	14/$37,656,990 2/$2,523,294	2/$655,029	19/$4,212,928	None
	Spiros “Sig” Segalas	16/$38,537,735	4/$973,589	5/$2,095,878	None

* “Other Accounts” excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager’s management of the Prudential Fund’s investments and investments in other accounts.

Jennison Associates LLC

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio managers are listed below in order of importance.

The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for Michael Del Balso, Kathleen McCarragher and Sig “Sig” Segalas, the portfolio managers to the Prudential Fund:

•         One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•         Performance for the composite of accounts that includes the Fund managed by Mr. Del Balso, Ms. McCarragher and Mr. Segalas is measured against the Russell 1000 Growth Index.

The qualitative factors reviewed for the portfolio managers to the Prudential Fund may include:

•         The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•         Historical and long-term business potential of the product strategies;

•         Qualitative factors such as teamwork and responsiveness; and

•         Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•         Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•         Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•         Affiliated accounts/unaffiliated accounts and seeded/non-seeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•         Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•         Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•         Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest.

•         Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•         Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•         Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

•         Jennison has adopted a code of ethics and policies relating to personal trading.

Portfolio Holdings

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund		Beneficial Owner Name*	Address	Class	Shares/% Ownership
Target Portfolio	[TO BE FILED BY AMENDMENT]

Fund		Beneficial Owner Name*	Address	Class	Shares/% Ownership
Prudential Fund	[TO BE FILED BY AMENDMENT]

* As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

** As record holder for other beneficial owners.

[As of the Record Date, the officers and directors of the Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of the Target Portfolio.]

[As of the Record Date, the officers and trustees of PIP, as a group, beneficially owned less than 1% of the outstanding voting shares of the Prudential Fund.]

ADDITIONAL INFORMATION

PIP is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Prudential Fund, a series of PIP, is contained in its prospectus dated November 25, 2014, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Prudential Fund is included in its SAI, dated November 25, 2014, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Prudential Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2014 is enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to Prudential Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

PIP (on behalf of the Prudential Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC’s Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at www.sec.gov.

 MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of Prudential Fund to be issued pursuant to the Plan will be passed upon by Foley & Lardner LLP, special Maryland counsel to the Prudential Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the Target Portfolio, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Target Portfolio for the fiscal year ended July 31, 2014 (File No. 811- 07064).

The audited financial statements of the Prudential Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Prudential Fund for the fiscal year ended September 30, 2014 (File No. 811-07343).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Target Portfolio, c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

 SHAREHOLDER PROPOSALS

Neither the Trust nor PIP is required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of trustees or directors, respectively, is not required to be acted upon under the 1940 Act. The Trust’s Board may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Trust’s governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Trustees of the Trust intends to bring before the Meeting the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust by execution of a subsequent proxy, or by voting in person at the Meeting.

 EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for Prudential Fund, dated November 25, 2014 (enclosed).

C	Prudential Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2014 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this              day of             , 2015, by and between The Target Portfolio Trust (the “Trust”), a statutory trust organized under the laws of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on behalf of its series, Target Large Capitalization Growth Portfolio (the “Acquired Fund”), and The Prudential Investment Portfolios, Inc. (the “Acquiring Company”), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of its series Prudential Jennison Growth Fund (the “Acquiring Fund”).  Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the “Funds” and each a “Fund.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of  common stock, par value $0.01 per share, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund’s then existing assets, and the Acquiring Fund shall assign all of the Acquired Fund’s liabilities. The Trust, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Trust, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the “Acquiring Fund Shares”) determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b), except that the shareholders of the Class T shares of the Acquired Fund shall receive Class Z shares of the Acquiring Fund. Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Trust agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Trustees shall dissolve the Acquired Fund and the Trust, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Trust on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, provided that Class T shareholders of the Acquired Fund will receive Class Z shares of the Acquiring Fund, and then the Trust shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Trust with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Company’s transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company’s then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures (the “Valuation Procedures”) set forth in the Trust’s Agreement and Declaration of Trust and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Company’s Charter and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures. The Funds utilize the same Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be             , 2015, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Trust, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund’s Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company’s Custodian, The Bank of New York Mellon. Also, the Trust, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Trust, for the benefit  of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date, or shall provide evidence satisfactory to the Trust, on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Trust, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, to the Acquiring Company for the benefit of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company:

(a)  The Acquired Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. The Trust is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, management investment company and all of the Acquired Fund

Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”). The Acquired Fund has been duly established in accordance with the Agreement and Declaration of Trust of the Trust (the “Agreement and Declaration of Trust”).

(b)  The financial statements appearing in the Trust’s Annual Report to Shareholders of the Acquired Fund for the fiscal year ended July 31, 2014 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquired Fund’s Semi-Annual Report to Shareholders of the Acquired Fund for the period ended January 31, 2015 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(d)  The Trust has the necessary statutory trust power and authority to conduct the Acquired Fund’s business as such business is now being conducted.

(e)  The Acquired Fund is not a party to or obligated under any provision of the Trust’s Agreement and Declaration of Trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Acquiring Company, on behalf of the Acquiring Fund, to the Trust for the benefit of the Acquired Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Trust:

(a)  The Acquiring Fund is a series of the Acquiring Company, a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the charter of the Acquiring Company (the “Charter”) as a separate series of the Acquiring Company.

(b)  The Acquiring Fund is authorized to issue an unlimited number of shares of common stock, par value $0.001 per share, of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and,  under the Acquiring Company’s Charter and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The audited financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders of the Acquiring Fund for the period ended September 30, 2014 (copies of which were furnished to the Acquiring Fund) have been audited by KPMG LLP and will fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Fund’s Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended March 31, 2015 (copies of which will be furnished to the Acquiring Fund), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary corporate power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of the Acquiring Company’s Charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Trust and the Board of Directors of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Trust and the Acquiring Company in accordance with its terms.

(f)  The Trust and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a)  The Trust intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing Date.

(b)  The Trust does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c)  The Trust intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Trust and the Acquiring Company intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Trust intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Trust intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Trust intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Trust, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Trust and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Trust’s or the Acquiring Company’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

1.  The Acquiring Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.  The Acquiring Company has the requisite corporate power under the Charter, the By-Laws and the Maryland General Corporation Law (the “MGCL”) to own its properties and assets and conduct its business substantially as described in the Registration Statement.  The Acquiring Fund has been established as a separate series of shares of stock of the Acquiring Company in accordance with the terms of the Charter, the By-Laws and the MGCL.

2.  This Plan has been duly authorized and, based solely on the Certificate, executed by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Trust, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company, enforceable against the Acquiring Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

3.  When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Board Resolutions and the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund will have any preemptive rights under the Charter, the By-Laws or the MGCL to subscribe for or purchase such shares.

4.  The execution and delivery of the Plan did not, and the performance of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations thereunder will not, violate any provision of the Charter or the By-Laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custody Agreement, (c) the Distribution Agreement and (d) the Transfer Agency and Service Agreement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund.

5.  So far as is known to us, no consent, approval, authorization, filing or order of any Maryland court or government authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated under the Plan.

(g)  The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from  Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Trust, on behalf of the Acquired Fund;

(3)  All actions required to be taken by the Trust to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Trust, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) the  Trust’s Agreement and Declaration of Trust or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each as defined in the Trust’s  currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, such counsel knows of no litigation or government proceeding instituted against the Trust or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h)  The Acquiring Company with respect to the Acquiring Fund and the Trust with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Company and the Trust, in form and substance satisfactory to the Acquiring Company and the Trust, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Acquired Fund;

(3)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of gain or loss recognized on the transfer of certain assets of the Acquired Fund;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund);

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting; and

(10) The Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, including earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Trust with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Company and the Trust represents and warrants to the other that there are  no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Trust or the Acquiring Company by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Trust, the Acquired Fund, the Acquiring Company or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Trust, the Acquired Fund, the Acquiring Company, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund, the Trust or the Acquiring Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund’s or the Acquiring Fund’s shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Trust and the Acquiring Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Trust and the Acquiring Company hereunder, and in particular that none of the assets of either the Trust or the Acquiring Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.  This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100

Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Trust s at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, The Target Portfolio Trust on behalf of Target Large Capitalization Growth Portfolio and The Prudential Investment Portfolios, Inc. on behalf of Prudential Jennison Growth Fund have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

THE TARGET PORTFOLIO TRUST, ON BEHALF OF TARGET LARGE CAPITALIZATION GROWTH PORTFOLIO

Attest:	By:
Name:
Title:

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. , ON BEHALF OF PRUDENTIAL JENNISON GROWTH FUND

Attest:	By:
Name:
Title:

Exhibit B

PROSPECTUS DATED NOVEMBER 25, 2014

The Prospectus for the Prudential Fund, dated November 25, 2014 is incorporated by reference into this Prospectus/ Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2014

The Annual Report to Shareholders for the Prudential Fund for the fiscal year ended September 30, 2014, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

Proposal

Notice of Special Meeting of Shareholders

Prospectus/Proxy Statement

Summary	2

Comparison of Other Policies	3

The Investment Objectives, Policies and Principal Risks of the Funds	3

Comparison of Other Policies	6

Federal Income Tax Considerations	10

Comparison of Organizational Structure	10

Management of the Funds	13

Distribution Plan	16

Valuation	16

Frequent Purchases and Redemptions of Fund Shares	18

Purchases, Redemptions, Exchanges and Distributions	19

Fees and Expenses	20

Shareholder Fees and Operating Expenses	21

Expense Examples	23

Performance of the Funds	24

Reasons for the Reorganization	27

Information About the Reorganization	28

Closing	28

Expenses Resulting from the Reorganization	28

Certain Federal Tax Consequences of the Reorganization	29

Characteristics of PIP17 Shares	29

Capitalization	30

Voting Information	32

Required Vote	32

How to Vote	32

Revocation of Proxies	32

Solicitation of Voting Instructions	33

Additional Information About the Portfolio Managers and Portfolio Holdings	33

Portfolio Managers	33

Additional Information about the Portfolio Managers — Compensation and Conflicts of Interest	35

	Principal Holders of Shares	37

	Additional Information	38

	Miscellaneous	38

	Shareholder Proposals	38

	Exhibits to Prospectus/Proxy Statement	40

A-1	Exhibit A—Form of Plan of Reorganization (attached)

B-1	Exhibit B— Prospectus dated November 24, 2014

C-1	Exhibit C—Annual Report for the fiscal year ended September 30, 2014 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

PRUDENTIAL JENNISON GROWTH FUND

Dated January 20, 2015

Acquisition of the Net Assets of

Target Large Capitalization Growth Portfolio, a series of The Target Portfolio Trust (the “Trust”)

By and in exchange for shares of the

Prudential Jennison Growth Fund, a series of The Prudential Investment Portfolios, Inc. (“PIP”)

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of the Target Large Capitalization Growth Portfolio (“Target Portfolio”), and the assumption of the liabilities of the Target Portfolio in exchange for shares of the Prudential Jennison Growth Fund (“Prudential Fund” and collectively with Target Portfolio, the “Funds”), a series of The Prudential Investment Portfolios, Inc.  (the “Reorganization”).

This SAI consists of this Cover Page and the Prudential Fund’s SAI dated November 27, 2013, and pro forma financial information relating to the Target Portfolio and the Prudential Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated [January 20, 2015] relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to Prudential Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Trust and PIP, other materials incorporated by reference herein, and other information regarding the Target Portfolio, the Trust, the Prudential Fund and PIP.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2
Pro Forma Financial Information	F-1

SAI INCORPORATION BY REFERENCE

The SAI of the Prudential Fund, dated November 25, 2014, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

The Prospectus and SAI of the Target Portfolio, each dated September 25, 2014, are incorporated by reference herein. The Annual Report for the Target Portfolio for the fiscal period ended July 31, 2014 is incorporated by reference herein to Form N-CSR filed on September 23, 2014.

S-2

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the Target Portfolio into the Prudential Fund. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.” The unaudited pro forma information set forth below for the 12-month period ended September 30, 2014 is intended to present ratios and supplemental data as if the Reorganization had been consummated at September 30, 2014.  Such unaudited pro forma information should be read in conjunction with the Prudential Fund’s Annual Report to Shareholders dated September 30, 2014 and the Target Portfolio’s Annual Report dated July 31, 2014, each of which is on file with the SEC and is available at no charge.

As of September 30, 2014, the net assets of: (i) the Target Portfolio were approximately $288 million; and (ii) the Prudential Fund were approximately $2,702 million. The pro forma net assets of the Combined Fund as of September 30, 2014 would have been approximately $2,990 million.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm.  Each of these service providers has entered into an agreement with the Manager, as the case may be, on behalf of each Fund, which governs the provision of services to the Fund. Such agreements contain the same terms with respect to each Fund.

Each of the Target Portfolio and the Prudential Fund is managed by Prudential Investments LLC (“PI”). For ease of reference and clarity of presentation, the term “Manager” is used throughout this SAI to refer to PI as it relates to the the Prudential Fund and the Target Portfolio. The subadvisers to the Target Portfolio are Massachusetts Financial Services Company (“MFS”) and Brown Advisory, LLC (“Brown Advisory”).  The subadviser to the Prudential Fund is Jennison Associates LLC (“Jennison”), an affiliate of PI.

The Target Portfolio’s contractual investment management fee rate is 0.60% of average daily net assets. The contractual investment management fee rate of the Prudential Fund is: 0.60% of average daily net assets up to and including $300 million; 0.575% on next $2.7 billion of average daily net assets; and 0.55% on average daily net assets over $3 billion.

During the 12-month period ended September 30, 2014, the Target Portfolio paid gross investment management fees of $1,684,151 to the Manager.  During the 12-month period ended September 30, 2014, the Prudential Fund paid gross investment management fees of $15,155,667 to the Manager.  Assuming the Reorganization had been consummated as of September 30, 2014 and taking into consideration the current fee structure of each Fund as of September 30, 2014, the Combined Fund would have paid gross investment management fees of $16,769,644 to the Manager.  The effective investment management fee paid by shareholders of the Target Portfolio for the Combined Portfolio, based on assets under management as of September 30, 2014, would be lower than the effective investment management fee paid by shareholders of the Target Portfolio by approximately 0.02%.

PIMS serves as the principal underwriter and distributor for both Funds. The Trust and PIP each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Q, Class T and Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Prudential Fund’s average daily net assets attributable to Class A shares

Class B	1.00% of the Prudential Fund’s average daily net assets attributable to Class B shares

Class C	1.00% of the Prudential Fund’s average daily net assets attributable to Class C shares

Class R	0.75% of each Fund’s average daily net assets attributable to Class R shares

Class T/Class Z	None

• PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of average daily net assets of the Prudential Fund through January 31, 2016 and for the Target Portfolio through November 30, 2015.

• Class Z and Class T shares are not subject to any distribution or service fees.

• The Target Portfolio only offers Class T shares and Class R shares; the Prudential Fund does not offer Class T shares. Class T shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

For the 12-month period ended September 30, 2014, the Target Portfolio’s Class R shares paid 12b-1 fees of $943,438 (net of contractual Class R 12b-1 fee waiver*). The Prudential Fund paid 12b-1 fees of $3,238,970 for Class A shares, $288,110 for Class B shares, $718,675 for Class C shares and $218,678 for Class R shares (net of contractual Class R 12b-1 fee waiver*). Assuming the Reorganization had been consummated as of September 30, 2014 and taking into consideration the current fee structure of each Fund as of September 30, 2014, in a 12 month period the Combined Fund would have paid 12b-1 fees of $3,238,970 for Class A shares, $288,110 for Class B shares, $718,675 for Class C shares and $1,162,116 for Class R shares (net of contractual Class R 12b-1 fee waiver*).

During the 12-month period ended September 30, 2014, the Target Portfolio paid approximately $575,000 in other expenses. During that same time period, the Prudential Fund paid approximately $4,407,000 in other expenses.  Assuming the Reorganization had been consummated as of September 30, 2014 and taking into consideration the current fee structure of each Fund as of September 30, 2014, the Combined Fund would have paid approximately $4,769,000 in other expenses.

On a pro forma basis for the year ended September 30, 2014, the proposed Reorganization would have resulted in a decrease of approximately $70,000 in the investment management fees paid by the Combined Fund and a decrease in other operating expenses for the Combined Fund of approximately $213,000, for an aggregate impact to pro forma fund expenses of less than $0.01 per share reduction in expenses.

No significant accounting policies will change as a result of the Reorganization, including, specifically, policies regarding valuation of portfolio securities, or meeting the requirements as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  The performance history of the Target Portfolio will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for US federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolio or its shareholders as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio’s holdings. The aggregate tax basis of the Prudential Fund shares received by the shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

The printing and mailing costs for this proxy statement will be paid by the Manager.

*Net of contractual 12b-1 fee waiver of $471,719 for the Target Portfolio, $109,339 for the Prudential Fund and $581,058 for the Combined Fund.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Section 2-418 of the General Corporation Law of the State of Maryland provides for indemnification of officers, directors, employees and agents of a Maryland corporation. With respect to indemnification of the officers and directors of the Registrant, and of other employees and agents to such extent as shall be authorized by the Board of Directors or the By-laws of the Registrant and be permitted by law, reference is made to Article VI of the Registrant’s Articles of Incorporation and Article V of the Registrant’s By-laws, both incorporated by reference herein.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Funds under the Investment Management Agreement, reference is made to Section 8 of the Investment Management Agreement incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification under the Sub-Advisory Agreements of the Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “ICA”), of the Investment Manager and each person, if any, who controls the Investment Manager within the meaning of Section 15 of the 1933 Act, as amended (the “1933 Act”), reference is made to Section 14 of each form of Sub-Advisory Agreement incorporated by reference herein.

With respect to Registrant’s indemnification of The Prudential Investment Management Services LLC (the “Distributor”), its officers and directors and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, and the Distributor’s indemnification of Registrant, its officers and directors and any person who controls Registrant, if any, within the meaning of the 1933 Act, reference is made to Section 10 of the form of Underwriting and Distribution Agreement incorporated by reference herein.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)(a) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(b) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

(c) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

(d) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

(e) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(f) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

(g) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N-14 (File No. 333-41790) filed via EDGAR on July 20, 2000.

(h) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

(i) Articles of Amendment, incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

(j) Articles Supplementary, incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

(k) Articles Supplementary, incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 26, 2004.

(l) Articles Supplementary, incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(m) Articles Supplementary, incorporated by reference to Exhibit(a)(13) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2006.

(n) Articles of Amendment dated September 16, 2009, incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 1, 2009.

(o) Articles of Amendment for name changes effective February 16, 2010, incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2010.

(p) Articles Supplementary dated June 7, 2012, incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 29, 2012.

(q) Articles Supplementary for Class Q shares of Prudential Jennison Equity Opportunity Fund, incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(2)(a) Amended and Restated By-laws dated July 17, 2003, incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 24, 2004.

(b) Amended and Restated By-laws dated November 16, 2004, incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(3) Not Applicable.

(4) The form of Plan of Reorganization for the reorganization of Target Large Capitalization Growth Portfolio, a series of The Target Portfolio Trust, and Prudential Jennison Growth Fund, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

(6)(a) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Jennison Growth Fund, incorporated by reference to Exhibit (d)(1)(i) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(b) New Fee Schedule as of May 25, 2004, incorporated by reference to Exhibit (d)(1)(ii) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(c) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., with respect to Jennison Growth Fund and Jennison Equity Opportunity Fund, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(d) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(e) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(f) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Jennison Equity Opportunity Fund, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(g) Management Agreement between The Prudential Investment Portfolios, Inc. and Prudential Investments LLC, incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(h) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management, a division of Prudential Investment Management, Inc., with respect to the JennisonDryden Asset Allocation Funds, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(i) Amendment to Subadvisory Agreement between Prudential Investments LLC and Quantitative Management, a division of Prudential Investment Management, Inc, incorporated by reference to Exhibit (d)(7)(ii) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(j) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(7)(a) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC dated September 16, 2010. Incorporated by reference to Prudential Jennison Small Company Fund, Inc. Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 2-68723) filed via EDGAR on September 16, 2010.

(b) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(8) Not applicable.

(9)(a) Custodian Contract dated June 6, 2005, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 30, 2005.

(b) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to exhibit (g)(2) to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A filed via EDGAR on October 28, 2005 (File No. 2-91215).

(c) Amendment dated June 30, 2009 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on June 30, 2009 (File No. 33-10649).

(10)(a) Amended and Restated Distribution and Service Plan for Class A shares dated June 1, 1998, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(b) Amended and Restated Distribution and Service Plan for Class B shares dated June 1, 1998, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(c) Amended and Restated Distribution and Service Plan for Class C shares dated June 1, 1998, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(d) Distribution and Service Plan for Class R Shares dated November 19, 2003, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(e) Form of Distribution and Service Plan for New Class X shares for the Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (10)(H) to the N-14 Registration Statement.

(f) Rule 12b-1 Fee Waiver for Class R Shares of Prudential Asset Allocation Fund, incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(g) Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of Prudential Conservative Allocation Fund, incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(h) Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of Prudential Moderate Allocation Fund, incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(i) Rule 12b-1 Fee Waiver for Class A Shares and Class R Shares of Prudential Growth Allocation Fund, incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(j) Rule 12b-1 Fee Waiver for Class R Shares of Prudential Jennison Equity Opportunity Fund, incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(k) Rule 12b-1 Fee Waiver for Class R Shares of Prudential Jennison Growth Fund, incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(l) Expense Reimbursement Arrangement for Prudential Asset Allocation Fund, incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(m) Expense Cap for each of the Prudential Asset Allocation Funds (Prudential Conservative, Moderate, and Growth Allocation Funds) , incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 25, 2014.

(11) Opinion and consent of Foley & Lardner LLP as to the legality of the securities being registered. Filed herewith.

(12) Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders. Filed herewith.

(13)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(b) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to The Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).

(14)(a) Consent of independent registered public accounting firm, for the Registrant. Filed herewith.

(b) Consent of independent registered public accounting firm, for Target Large Capitalization Growth Fund. Filed herewith.

(15) Not Applicable.

(16) Power of attorney. Filed herewith.

(17) Form of voting instruction card for shareholders of Target Large Capitalization Growth Portfolio. Filed herewith.

ITEM 17. UNDERTAKINGS

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 19th day of December  2014.

The Prudential Investment Portfolios, Inc.

By:	/s/ Stuart S. Parker
Stuart S. Parker, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	*Ellen S. Alberding	Director

	*Kevin J. Bannon	Director

	*Scott E. Benjamin	Director

	*Linda W. Bynoe	Director

	*Keith Hartstein	Director

	*Michael S. Hyland	Director

	*Douglas H. McCorkindale	Director

	Stephen P. Munn	Director

	* Stuart S. Parker	President and Director, Principal Executive Officer

	*James P. Quinn	Director

	*Richard A Redeker	Director

	*Robin B. Smith	Director

	*Stephen G. Stoneburn	Director

	*Grace C. Torres	Director

	* M. Sadiq Peshimam	Treasurer and Principal Financial and Accounting Officer

* By:	/s/ Claudia DiGiacomo	Attorney-in-Fact	December 19, 2014
Claudia DiGiacomo

The Prudential Investment Portfolios, Inc.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description
(11)	Opinion and consent of Foley & Lardner LLP, counsel to the Registrant.

(12)	Form of Opinion and consent of Willkie Farr & Gallagher LLP, counsel to the Registrant.

(14)(a)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant.

(b)	Consent of KPMG LLP, independent registered public accounting firm, for Target Large Capitalization Growth Portfolio.

(16)	Power of attorney.

(17)	Form of proxy card.